UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Bernzott U.S. Small Cap Value Fund

(Ticker Symbol: BSCVX)

ANNUAL REPORT

May 31, 2023

Bernzott U.S. Small Cap Value Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the Bernzott U.S. Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.bcafunds.com

Dear Fellow Shareholder:

We are pleased to report on the Bernzott U.S. Small Cap Value Fund (BSCVX) for the year ended May 31, 2023. Since the Fund’s inception on September 11, 2012, we have aimed to deliver a reasonable return without taking unreasonable risk. Our objective is to invest in high quality companies trading at a discount to our assessment of fair value. We believe that by doing so, through a concentrated (25-35 stocks), low turnover portfolio, our strategy will generate attractive long-term investment results. For the year ended May 31, 2023, the Fund returned -16.13 (Gross of fees), while the benchmark Russell 2000 Value returned -11.50%.

Equity markets continued to fall during the fiscal year as the post-pandemic sugar high of fiscal and monetary policy waned. Inflationary pressure has continued, and the Fed has increased the Fed funds rate throughout the year while only pausing at its most recent meeting, which occurred just subsequent to the Fund’s fiscal year end. Risk assets continued to struggle and were highlighted by the failure of several regional banks including SVB Financial Group, Signature Bank, and First Republic Bank which were all assumed by the FDIC. Nearly all economic indicators with historically relevant prediction levels are flashing recession yet employment and the residential real estate market remain surprisingly strong.

We are disappointed to post negative absolute and relative returns for the period but remain encouraged by the underlying fundamentals of companies held in the portfolio. While the underperformance relative to the Russell 2000 Value Index is unsatisfying, we were pleased that our focus on high quality companies allowed us to generate positive relative performance in 3 of the 4 worst performing sectors in the benchmark. Technology was the greatest detractor and an area where we struggle to find compelling opportunities from a value perspective.

Within the Technology sector, our underperformance was due to both commission and omission. Upland Software (UPLD) elected to raise capital for merger and acquisition opportunities, which violated our original thesis and prompted us to exit our position at a loss. Adtran Holdings (ADTN), a provider of networking and communications equipment, continued to struggle with supply chain disruptions and challenges with integrating its acquisition of ADVA Optical Networking in Europe and we chose to sell our position and reallocate the capital to better risk reward opportunities. In the omission category, investors focus on companies exposed to Artificial Intelligence, AI, fueled animal spirits to push related stocks to levels we believe are unattractive from a valuation perspective.

Amidst the market retreat, we are excited by several portfolio additions which fit our philosophy of being high quality companies trading at substantial discounts to their intrinsic value. For the first time in years, we have added holdings in the banking industry with the addition of Cadence Bancorp (CADE) and Texas Capital Bancshares (TCBI). The selloff in banks created an attractive opportunity to establish positions in these well managed institutions operating in some of the most robust local economies in the US: Georgia, Florida, and Texas.

The philosophy developed by our founder and CEO, Kevin Bernzott, from our firm’s 1994 inception, coupled with a process that has been refined over the years, remains at the core of what we do. We remain active, sector agnostic, long term investors, emphasizing quality and value in our fundamentals-driven research and stock selection process. There have been no changes to the investment team during the year. Our firm remains stable, profitable, and employee owned. We are excited about the future of Bernzott Capital Advisors and the Fund and appreciate your loyalty and support.

The views in this letter were as of May 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Smaller capitalization securities may be less stable and more susceptible to adverse developments and may be more volatile and less liquid than larger capitalization securities. Value stocks can continue to be undervalued by the market for long periods of time and may not appreciate to the extent expected. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Past performance does not guarantee future results.

Bernzott U.S. Small Cap Value Fund

FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund with a similar investment in the Russell 2000 Value Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of May 31, 2023	1 Year	5 Years	10 Years
Bernzott U.S. Small Cap Value Fund	-16.13%	1.09%	6.16%
Russell 2000 Value Index	-11.50%	2.09%	6.43%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (877) 998-9880.

Gross and net expense ratios for the Fund were 1.03% and 0.95%, respectively, which were stated in the current prospectus dated October 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

Bernzott U.S. Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2023

Number of Shares		Value
	COMMON STOCKS — 95.3%
	CONSUMER DISCRETIONARY — 8.7%
98,825	Gentex Corp.	$2,595,145
41,800	Golden Entertainment, Inc. *	1,761,452
153,635	Topgolf Callaway Brands Corp. *	2,622,549
		6,979,146
	CONSUMER STAPLES — 2.1%
68,585	Hostess Brands, Inc. *	1,706,395

	ENERGY — 12.4%
20,215	Chord Energy Corp.	2,891,554
192,375	Patterson-UTI Energy, Inc.	1,873,732
108,020	Viper Energy Partners LP	2,784,756
103,857	World Fuel Services Corp.	2,375,209
		9,925,251
	FINANCIALS — 23.2%
65,060	Artisan Partners Asset Management, Inc. - Class A	2,081,920
117,915	Cadence Bank	2,117,753
57,335	Encore Capital Group, Inc. *	2,469,419
20,340	Evercore, Inc. - Class A	2,195,703
55,225	HCI Group, Inc.	2,920,850
118,500	James River Group Holdings Ltd.	2,268,090
45,665	Mr Cooper Group, Inc. *	2,112,463
50,840	Texas Capital Bancshares, Inc. *	2,404,732
		18,570,930
	HEALTH CARE — 8.4%
64,750	Encompass Health Corp.	4,015,795
83,020	Halozyme Therapeutics, Inc. *	2,692,338
		6,708,133
	INDUSTRIALS — 22.1%
148,215	API Group Corp. *	3,349,659
93,620	Granite Construction, Inc.	3,388,108
59,020	Hillenbrand, Inc.	2,831,189
336,820	Hillman Solutions Corp. *	2,728,242
285,140	Janus International Group, Inc. *	2,517,786
78,965	SP Plus Corp. *	2,875,116
		17,690,100
	MATERIALS — 3.1%
117,680	MP Materials Corp. *	2,438,330

Bernzott U.S. Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE — 11.5%
45,170	Howard Hughes Corp. *	$3,368,327
66,975	Spirit Realty Capital, Inc. - REIT	2,616,043
52,045	Terreno Realty Corp. - REIT	3,191,920
		9,176,290
	TECHNOLOGY — 3.8%
170,095	Open Lending Corp. *	1,724,763
14,030	Plexus Corp. *	1,272,241
		2,997,004
	TOTAL COMMON STOCKS
	(Cost $77,898,975)	76,191,579

Principal Amount
	SHORT-TERM INVESTMENTS — 4.7%
$3,807,978	UMB Bank Demand Deposit, 0.01% [1]	3,807,978
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,807,978)	3,807,978

	TOTAL INVESTMENTS — 100.0%
	(Cost $81,706,953)	79,999,557
	Liabilities in Excess of Other Assets — (0.0)%	(24,332)
	TOTAL NET ASSETS — 100.0%	$79,975,225

LP – Limited Partnership

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	23.2%
Industrials	22.1%
Energy	12.4%
Real Estate	11.5%
Consumer Discretionary	8.7%
Health Care	8.4%
Technology	3.8%
Materials	3.1%
Consumer Staples	2.1%
Total Common Stocks	95.3%
Short-Term Investments	4.7%
Total Investments	100.0%
Liabilities in Excess of Other Assets	(0.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2023

Assets:
Investments, at value (cost $81,706,953)	$79,999,557
Receivables:
Dividends and interest	52,979
Prepaid expenses	20,488
Total Assets	80,073,024

Liabilities:
Payables:
Advisory fees	40,280
Fund administration and accounting fees	18,824
Transfer agent fees and expenses	2,320
Custody fees	801
Auditing fees	18,602
Trustees' deferred compensation (Note 3)	9,563
Shareholder reporting fees	2,460
Chief Compliance Officer fees	1,250
Legal fees	723
Trustees' fees and expenses	668
Accrued other expenses	2,308
Total Liabilities	97,799

Net Assets	$79,975,225

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$94,662,001
Total distributable earnings (accumulated deficit)	(14,686,776)
Net Assets	$79,975,225

Shares of beneficial interest issued and outstanding	8,613,642
Offering and redemption price per share	$9.28

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2023

Investment income:
Dividends	$1,180,432
Interest	307
Total investment income	1,180,739

Expenses:
Advisory fees	724,852
Fund administration and accounting fees	133,690
Transfer agent fees and expenses	27,576
Custody fees	14,739
Registration fees	23,599
Legal fees	22,871
Auditing fees	18,699
Chief Compliance Officer fees	14,852
Shareholder reporting fees	9,101
Miscellaneous	8,554
Trustees' fees and expenses	8,401
Insurance fees	2,822
Total expenses	1,009,756
Advisory fees (waived) recovered	(148,994)
Net expenses	860,762
Net investment income (loss)	319,977

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(6,208,685)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,251,700)
Net realized and unrealized gain (loss)	(16,460,385)

Net Increase (Decrease) in Net Assets from Operations	$(16,140,408)

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$319,977	$61,315
Net realized gain (loss) on investments	(6,208,685)	18,465,031
Net change in unrealized appreciation (depreciation) on investments	(10,251,700)	(36,942,021)
Net increase (decrease) in net assets resulting from operations	(16,140,408)	(18,415,675)

Distributions to Shareholders:
Total distributions to shareholders:	(10,835,192)	(26,455,246)

Capital Transactions:
Net proceeds from shares sold	16,115,593	17,714,752
Reinvestment of distributions	10,808,248	26,388,456
Cost of shares redeemed[1]	(21,728,701)	(51,744,106)
Net increase (decrease) in net assets from capital transactions	5,195,140	(7,640,898)

Total increase (decrease) in net assets	(21,780,460)	(52,511,819)

Net Assets:
Beginning of period	101,755,685	154,267,504
End of period	$79,975,225	$101,755,685

Capital Share Transactions:
Shares sold	1,440,272	1,202,662
Shares reinvested	1,012,008	1,969,288
Shares redeemed	(1,981,718)	(3,723,016)
Net increase (decrease) in capital share transactions	470,562	(551,066)

[1]	Net of redemption fee proceeds of $2,082 and $711, respectively.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.50	$17.74	$11.48	$13.06	$16.19
Income from Investment Operations:
Net investment income (loss)[1]	0.04	0.01	(0.03)	- [2]	0.04
Net realized and unrealized gain (loss)	(1.87)	(2.28)	6.64	(0.41)	(0.58)
Total from investment operations	(1.83)	(2.27)	6.61	(0.41)	(0.54)

Less Distributions:
From net investment income	-	-	-	-	(0.06)
From net realized gain	(1.39)	(2.97)	(0.35)	(1.17)	(2.53)
Total distributions	(1.39)	(2.97)	(0.35)	(1.17)	(2.59)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$9.28	$12.50	$17.74	$11.48	$13.06

Total return[3]	(16.13)%	(13.95)%	58.16%	(4.42)%	(3.25)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79,975	$101,756	$154,268	$92,775	$74,934

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.12%	1.03%	1.02%	1.10%	1.16%
After fees waived and expenses absorbed	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.19%	(0.04)%	(0.24)%	(0.14)%	0.08%
After fees waived and expenses absorbed	0.36%	0.04%	(0.17)%	0.01%	0.29%
Portfolio turnover rate	46%	37%	60%	44%	44%

[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $.01 per shares.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2023

Note 1 – Organization

Bernzott U.S. Small Cap Value Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Manager Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on September 11, 2012.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2023

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of May 31, 2023, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets.  An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2023

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Bernzott Capital Advisors (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.80% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended May 31, 2023, the Advisor waived a portion of its advisory fees totaling $148,994. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At May 31, 2023, the amount of these potentially recoverable expenses was $360,469. The Advisor may recapture all or a portion of this amount no later than May 31, of the years stated below:

2024	$97,165
2025	114,310
2026	148,994
Total	$360,469

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended May 31, 2023 are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended May 31, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2023

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2023 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At May 31, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$82,557,298

Gross unrealized appreciation	$8,764,738
Gross unrealized depreciation	(11,322,479)

Net unrealized appreciation (depreciation) on investments	$(2,557,741)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and accumulated earnings as follows:

Increase (Decrease)

Paid-in Capital	Total Distributable Earnings
$247	$(247)

As of May 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$378,905
Undistributed long-term capital gains	-
Distributable earnings	378,905

Accumulated capital and other losses	(12,498,377)
Unrealized appreciation (depreciation) on investments	(2,557,741)
Unrealized deferred compensation	(9,563)
Total accumulated earnings (deficit)	$(14,686,776)

The tax character of the distribution paid during the fiscal years ended May 31, 2023, and May 31, 2022 were as follows:

Distributions paid from:	2023	2022
Ordinary income	$-	$8,131,970
Net long-term capital gains	10,835,192	18,323,276
Total distributions paid	$10,835,192	$26,455,246

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2023

As of May 31, 2023, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$1,992,653
Long-term	10,505,724
Total	$12,498,377

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended May 31, 2023 and the year ended May 31, 2022, the Fund received $2,082 and $711, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term investments, were $40,351,438 and $46,375,598, respectively.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$76,191,579	$-	$-	$76,191,579
Short-Term Investments	3,807,978	-	-	3,807,978
Total Investments	$79,999,557	$-	$-	$79,999,557

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 10- New Accounting Pronouncements

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

Bernzott U.S. Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2023

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Bernzott U.S. Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Bernzott U.S. Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 28, 2023

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the period ended May 31, 2023, the Fund designates $10,835,192 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (877) 998-9880. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	1	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	1	SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	1

FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed-end investment company.

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 50 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on December 12-14, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Bernzott Capital Advisors (the “Investment Advisor”) with respect to the Bernzott U.S. Small Cap Value Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 2000 Value Index, a group of comparable funds (the “Small Blend Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Small Blend fund universe (the “Small Blend Fund Universe”), and a group of comparable funds (the “Small Value Peer Group”) selected by Broadridge from Morningstar, Inc.’s Small Value fund universe (the “Small Value Fund Universe”) for the one-, three-, five-, and ten-year periods ended September 30, 2022; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Small Blend Peer Group, Small Value Peer Group, Small Blend Fund Universe, and Small Value Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the ten-year period was above the Small Value Peer Group median return, but below the Small Value Fund Universe median return, the Russell 2000 Value Index return, and the Small Blend Peer Group and Small Blend Fund Universe median returns by 0.03%, 0.17%, 0.61%, and 0.77%, respectively. For the five-year period, the Fund’s annualized total return was below the Russell Index return by 0.27%, the Small Value Peer Group median return by 0.33%, the Small Value Fund Universe median return by 0.37%, the Small Blend Peer Group median return by 1.65%, and the Small Blend Fund Universe median return by 1.66%. The Fund’s annualized total return for the three-year period was below the Russell Index return, the Small Blend Peer Group median return, the Small Value Peer Group median return, the Small Blend Fund Universe median return, and the Small Value Fund Universe median return by 4.26%, 4.65%, 4.81%, 4.94%, and 5.51%, respectively. The Fund’s total return for the one-year period was below the Small Blend Fund Universe median return by 7.39%, the Russell Index return by 8.76%, the Small Blend Peer Group median return by 8.88%, the Small Value Fund Universe median return by 11.12%, and the Small Value Peer Group median return by 13.59%. The Trustees considered the Investment Advisor’s explanation that the Fund’s underperformance for the one-year period relative to the Small Blend Peer Group was primarily due to the Fund’s underweight allocation to banks and to the energy and utilities sectors, which outperformed during the period. The Trustees also considered the Investment Advisor’s belief that managing the Fund with a bottom-up orientation that emphasizes quality and long-term horizons will provide strong returns over time.

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Small Value Peer Group median, and the same as the Small Value Fund Universe median and Small Blend Peer Group median, but higher than the Small Blend Fund Universe median by 0.05%. The Trustees considered that the Fund’s advisory fee is lower than the advisory fees that the Investment Advisor charges institutional clients and private clients to manage separate accounts with similar objectives and policies as the Fund.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Small Value Peer Group median, Small Value Fund Universe median, and Small Blend Peer Group median, and the same as the Small Blend Fund Universe median. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Small Blend Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability, Benefits to the Investment Advisor, and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended September 30, 2022, noting that the Investment Advisor had waived a portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. In addition, the Trustees noted that the Investment Advisor benefitted from access to separate account manager platforms as a result of having the additional distribution channel of the Fund. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Bernzott U.S. Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on December 13 & 14, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Bernzott U.S. Small Cap Value Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Bernzott Capital Advisors, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from October 1, 2021, through September 30, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;

●	An overview of market liquidity for the Fund during the Program Reporting Period;

●	The Fund’s ability to meet redemption requests;

●	The Fund’s cash management;

●	The Fund’s borrowing activity, if any, in order to meet redemption requests;

●	The Fund’s compliance with the 15% limit of illiquid investments; and

●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Bernzott U.S Small Cap Value Fund

EXPENSE EXAMPLE

For the Six Months Ended May 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 to May 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/22	Ending Account Value 5/31/23	Expense Paid During Period 12/1/22 – 5/31/23*
Actual Performance	$1,000.00	$877.30	$4.45
Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	4.79

*	Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Bernzott U.S. Small Cap Value Fund

A series of Investment Managers Series Trust

Investment Advisor

Bernzott Capital Advisors

2802 Flintrock Trace, Suite B111

Lakeway, Texas 78738

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Bernzott U.S. Small Cap Value Fund	BSCVX	461418 220

Privacy Principles of the Bernzott U.S. Small Cap Value Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Bernzott U.S. Small Cap Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Fund at (877) 998-9880 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 998-9880 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 998-9880.

Bernzott U.S. Small Cap Value Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 998-9880

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-988-9801

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2023	FYE 05/31/2022
Audit Fees	$16,650	$16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 05/31/2023	FYE 05/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 05/31/2023	FYE 05/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	8/08/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	8/08/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	8/08/2023